UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 27, 2023, BioSig Technologies, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the following proposal was submitted to the Company’s stockholders:

(1)	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) underlying certain warrants issued by the Company pursuant to the terms of (i) that certain Securities Purchase Agreement, dated November 8, 2023, by and between the Company and an institutional investor and (ii) that certain Engagement Agreement, dated October 31, 2023, by and between the Company and H.C. Wainwright & Co., LLC, in an amount equal to or in excess of 20% of the Common Stock outstanding immediately prior to the issuance of such warrants (the “Issuance Proposal”).

For more information about the foregoing proposal, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 1, 2023. Holders of the Company’s Common Stock were entitled to one vote per share, totaling to 81,110,643 votes, and certain holders of the Company’s Series C Convertible Preferred Stock, subject to the beneficial ownership limitation pursuant to the terms of such preferred stock as set forth in the certificate of designation for such preferred stock, were entitled to an aggregate of 653,778 votes. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to the matter voted upon are set forth below:

(1)	Approval of the Issuance Proposal:

For	Against	Abstain	Broker Non-Votes
39,295,753	1,226,390	1,097,327	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: December 28, 2023	By:	/s/ Kenneth L. Londoner
	Name:	Kenneth L. Londoner
	Title:	Executive Chairman